                                                                     EXECUTION



                               WORLD COLOR PRESS, INC.
                                  NINTH AMENDMENT
                            TO SECOND AMENDED AND RESTATED
                                  CREDIT AGREEMENT


         This NINTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT" or this "NINTH AMENDMENT") is dated as of March 12, 1999 and entered into by and among WORLD COLOR PRESS, INC., a Delaware corporation ("COMPANY"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS") that are party hereto, and BANKERS TRUST COMPANY, as Administrative Agent, and, for purposes of Section 6 hereof, THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HERETO
(each a "GUARANTOR" and collectively, the "GUARANTORS"). All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

                                      RECITALS

          WHEREAS, Company, the Lenders, BancAmerica Securities, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent and Bankers Trust Company, as Administrative Agent, are parties to the certain Second Amended and Restated Credit Agreement dated as of June 6, 1996, as amended or modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 10, 1996, as further amended or modified by that certain Limited Waiver, Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of June 9, 1997, as further amended or modified by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 1997, as further amended or modified by that certain Limited Waiver, Consent and Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 1997, as further amended or modified by that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of June 4, 1998, as further amended or modified by that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of November 11, 1998, as further amended or modified by that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of November 23, 1998, and as further amended or modified by that certain Eighth Amendment to Second Amended and Restated credit Agreement dated as of February 3, 1999 (as so amended and modified, the "CREDIT AGREEMENT")

          WHEREAS, the Company has requested that the per annum limits on Restricted Junior Payments contained in Subsection 6.5(vi)(b) of the Credit Agreement be eliminated, it being understood that the maximum aggregate limit of $50,000,000 during the term of the Credit Agreement set forth in said Subsection 6.5(vi)(b) shall be retained.

          NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree to amend the Credit Agreement as follows:

                                SECTION 1
                                AMENDMENT

        Subsection 6.5 of the Credit Agreement is hereby amended by deleting clause (vi)(b) in its entirety and substituting the following in place thereof:

     "(b) the aggregate amount of such Restricted Junior Payments does not exceed a maximum of $50,000,000 in the aggregate during the term of this Agreement and"


                                SECTION 2
                         LIMITATION OF AMENDMENT

        Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the amendment set forth above shall be limited precisely by its terms, shall not have any force or effect with respect to any other matter except as expressly provided above, and nothing in this Amendment shall be deemed to:

        (a) constitute a waiver or modification of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

        (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

        Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                                SECTION 3
                       CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "NINTH AMENDMENT EFFECTIVE DATE"):

        A. On or before the Ninth Amendment Effective Date, Company and the Guarantors shall have delivered to Administrative Agent executed copies of this Amendment.

        B. On or before the Ninth Amendment Effective Date, Administrative Agent and Requisite Lenders shall have delivered to Administrative Agent an executed original or telefacsimile of a counterpart of this Amendment.

                              SECTION 4
              COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender as of the Ninth Amendment Effective Date that the following statements are true, correct and complete.

     A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

     C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals which will be obtained on or before the Effective Date and disclosed in writing to Lenders.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and, when executed and delivered, this Amendment and the Amended Agreement will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                     SECTION 5
                                   MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     (i) On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

           B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses are described in subsection 9.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS; EFFECTIVENESS. This amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, Syndication Agent, Distribution Agent and Administrative Agent and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                                  SECTION 6
                 ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Guaranty and the other Loan Documents to which such Guarantor is a party shall not be impaired or affected and the Guaranty and other such Loan Documents are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.




                    [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     WORLD COLOR PRESS, INC.

                                     By:  /s/THOMAS J. QUINLAN
                                          ------------------------------
                                          Name:  Thomas J. Quinlan
                                          Title: Senior Vice President
                                                 and Treasurer

                                     THE LANMAN COMPANIES, INC.

                                     By:  /s/THOMAS J. QUINLAN
                                          ------------------------------
                                          Name:  Thomas J. Quinlan
                                          Title: Senior Vice President
                                                 and Treasurer

                                     LANMAN LITHOTECH, INC.

                                     By:  /s/THOMAS J. QUINLAN
                                          ------------------------------
                                          Name:  Thomas J. Quinlan
                                          Title: Senior Vice President
                                                 and Treasurer

                                     CENTRAL FLORIDA PRESS, L.C

                                     By:  /s/THOMAS J. QUINLAN
                                          ------------------------------
                                          Name:  Thomas J. Quinlan
                                          Title: Senior Vice President
                                                 and Treasurer

                                     NORTHEAST GRAPHICS INC.

                                     By:  /s/THOMAS J. QUINLAN
                                          ------------------------------
                                          Name:  Thomas J. Quinlan
                                          Title: Senior Vice President
                                                 and Treasurer

                             THE WESSEL COMPANY, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             IMAGE TECHNOLOGIES, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             SHEA COMMUNICATIONS COMPANY

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             KRUEGER ACQUISITION CORPORATION

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             KRI, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             RAI, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer

                             BCK 140 PARTNERSHIP

                             By:  WORLD COLOR PRESS, INC.
                                  its General Partner

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             By:  THE LANMAN COMPANIES, INC.
                                  its General Partner

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             WORLD COLOR BOOK SERVICES, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             THE JOHNSON & HARDIN CO.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             JOHNSON & HARDIN ENTERPRISES, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             MAGNA-GRAPHIC, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer

                             TACONIC HOLDINGS, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             CENTURY GRAPHICS CORPORATION

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             EDWIN ROAD PROPERTIES, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             LA-GNIAPPE ADVERTISING, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             LA-GNIAPPE INSERTS, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             DB ACQUISITION CORP.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer

                             DITTLER BROTHERS, INCORPORATED

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             ACME PRINTING COMPANY, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             WORLD COLOR SYSTEMS, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             WCX, LLC

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             WCY, LLC

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             WCZ, LLC

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer

                             WORLD COLOR TENNESSEE INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             KRI DRESDEN INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             WCP TN L.P.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             KRI TN L.P.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             GREAT WESTERN PUBLISHING, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer


                             INFINITI GRAPHICS, INC.

                             By:  /s/ Thomas J. Quinlan
                                  ---------------------
                                  Name:  Thomas J. Quinlan
                                  Title: Senior Vice President and Treasurer

                             BANKERS TRUST COMPANY,
                             individually as a Lender and as Administrative Agent and as Collateral Agent

                             By: /s/ Mary Jo Jolly
                                --------------------------
                                Name: Mary Jo Jolly
                                Title: Assistant Vice President

                             BANK OF AMERICA NT & SA,
                             as a Lender

                             By: /s/ John W. Pocalyko
                                --------------------------
                                Name: John W. Pocalyko
                                Title: Managing Director

                             CITIBANK, N.A.,
                             as a Lender

                             By: /s/ Timothy L. Freeman
                                --------------------------
                                Name: Timothy L. Freeman
                                Title: Managing Director, SCO

                             ABN AMRO BANK, NV, NEW YORK BRANCH,
                             as Lender

                             By: /s/ David Carrington
                                --------------------------
                                Name: David Carrington
                                Title: Vice President


                             By: /s/ Thomas T. Rogers
                                --------------------------
                                Name: Thomas T. Rogers
                                Title: Vice President

                             BANK OF MONTREAL,
                             as Lender

                             By: /s/ Amy K. Dumser
                                --------------------------
                                Name: Amy K. Dumser
                                Title: Director

                             THE BANK OF NOVA SCOTIA
                             as Lender

                             By: /s/ J. Alan Edwards
                                --------------------------
                                Name: J. Alan Edwards
                                Title: Authorized Signature

                             BANK OF SCOTLAND
                             as Lender

                             By:
                                --------------------------
                                Name:
                                Title:

                                  BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY, as Lender

                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                  PARIBAS,
                                  as Lender

                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                  CIBC, Inc., as Lender

                                  By:  /s/ Cyd Petre
                                       --------------------------------------
                                       Name:  Cyd Petre
                                       Title: Executive Director
                                              CIBC Oppenheimer Corp., as Agent

                                  FLEET NATIONAL BANK,
                                  as Lender

                                  By:  /s/ Jeff Lynch
                                       --------------------------------------
                                       Name:  Jeff Lynch
                                       Title: Senior Vice President

                                  MORGAN GUARANTY TRUST COMPANY OF NEW
                                  YORK, as Lender

                                  By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                  THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                  as Lender

                                  By:  /s/ Takuya Honjo
                                       --------------------------------------
                                       Name:  Takuya Honjo
                                       Title: Senior Vice President

                                  THE LONG-TERM CREDIT BANK OF JAPAN, LTD, as Lender

                                  By:  /s/ Richard E. Stahl
                                       --------------------------------------
                                       Name:  Richard E. Stahl
                                       Title: Executive Vice President

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Lender


                                        By: /s/ Donald V. Davis
                                            ----------------------------------
                                            Name:  Donald V. Davis
                                            Title: Vice President

                                        THE SANWA BANK, LIMITED
                                        as Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        BANKBOSTON, N.A., as Lender


                                        By: /s/ Julie V. Jalelian
                                            ----------------------------------
                                            Name:  Julie V. Jalelian
                                            Title: Director

                                        CREDIT SUISSE FIRST BOSTON, as Lender


                                        By: /s/ Chris T. Horgan
                                            ----------------------------------
                                            Name:  Chris T. Horgan
                                            Title: Vice President



                                        By: /s/ Bill O'Daly
                                            ----------------------------------
                                            Name:  Bill O'Daly
                                            Title: Vice President

                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        as Lender


                                        By: /s/ Christopher Fahey
                                            ----------------------------------
                                            Name:  Christopher Fahey
                                            Title: Vice President

                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES,
                                        as Lender


                                        By: /s/ Laura G. Fazio
                                            ----------------------------------
                                            Name:  Laura G. Fazio
                                            Title: First Vice President


                                        By: /s/ Brian Haughney
                                            ----------------------------------
                                            Name:  Brian Haughney
                                            Title: Assistant Treasurer

                                        THE SAKURA BANK, LIMITED, as Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        THE SUMITOMO BANK, LIMITED, NEW YORK
                                        BRANCH, as Lender


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                           BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                           GROUP, NEW YORK BRANCH, as Lender

                           By:
                               ---------------------------------
                               Name:
                               Title:

                           THE TOKAI BANK, LTD., NEW YORK BRANCH, as
                           Lender


                           By: /s/ Shinichi Nakatani
                               --------------------------------
                               Name:  Shinichi Nakatani
                               Title: Assistant General Manager

                           MERITA BANK PLC NEW YORK BRANCH
                           as Lender


                           By:
                               --------------------------------
                               Name:
                               Title:


                           By:
                               --------------------------------
                               Name:
                               Title:

                           BAYERISCHE HYPO-UND VEREINSBANK AG,
                           NEW YORK BRANCH, as Lender



                           By: /s/ Marianne Weinzinger
                               --------------------------------
                               Name:  Marianne Weinzinger
                               Title: Director


                           By: /s/ Ivana Albanese-Rizzo
                               --------------------------------
                               Name:  Ivana Albanese-Rizzo
                               Title: Director

                           THE BANK OF NEW YORK,
                           as Lender


                           By: /s/ Kenneth P. Sneider, Jr.
                               --------------------------------
                               Name:  Kenneth P. Sneider, Jr.
                               Title: Vice President

                           FIRST UNION NATIONAL BANK,
                           as Lender


                           By: /s/ James J. McKenna
                               --------------------------------
                               Name:  James J. McKenna
                               Title: Executive Vice President

                           ERSTE DER OESTERREICHI SCHEN
                           SPARKASSEN AG, as Lender


                           By: /s/ Rima Terradista
                               --------------------------------
                               Name:  Rima Terradista
                               Title: Vice President


                           By: /s/ John S. Runnion
                               --------------------------------
                               Name:  John S. Runnion
                               Title: First Vice President

                           BANK LEUMI TRUST COMPANY NEW YORK,
                           as Lender


                           By: /s/ Sami Ambar
                               --------------------------------
                               Name:  Sami Ambar
                               Title: Vice President

                                  CREDIT AGRICOLE INDOSUEZ,
                                  as Lender

                                  By: /s/ Craig Welch
                                     ----------------------------
                                     Name:  Craig Welch
                                     Title: First Vice President


                                  By: /s/ Rene LeBlanc
                                     ----------------------------
                                     Name:  Rene LeBlanc
                                     Title: Vice President

                                  LEHMAN SENIA FUNDING INC.
                                  as Lender

                                  By: /s/ Dennis J. Dill
                                     ----------------------------
                                     Name:  Dennis J. Dill
                                     Title:

                                  MORGAN STANLEY SENIOR FUNDING, INC.
                                  as Lender

                                  By: /s/ Michael Hart
                                     ----------------------------
                                     Name:  Michael Hart
                                     Title: Principal

                                  THE TOYO TRUST AND BANKING CO. LTD.,
                                  as Lender

                                  By:
                                     ----------------------------
                                     Name:
                                     Title:

                                  ALLIED IRISH BANKS PLC, CAYMAN ISLANDS
                                  BRANCH, as Lender

                                  By: /s/ William J. Strickland
                                     ----------------------------
                                     Name:  William J. Strickland
                                     Title: Senior Vice President


                                  By: /s/ G. Reusch
                                      ---------------------------
                                      Name:  G. Reusch
                                      Title: Vice President

                                  GULF INTERNATIONAL BANK B.S.C.,
                                  as Lender

                                  By: /s/ Mireille Khalidi
                                     -------------------------------
                                     Name:  Mireille Khalidi
                                     Title: Assistant Vice President


                                  By: /s/ Abdel Fattah Tahoun
                                     --------------------------------
                                     Name: Abdel Fattah Tahoun
                                     Title: Senior Vice President

                                  THE MITSUI TRUST AND BANKING COMPANY,
                                  LIMITED, as Lender

                                  By: /s/
                                     ----------------------------
                                     Name:
                                     Title:

                                  STB DELAWARE FUNDING TRUST I, as Lender

                                  By: /s/ Donald C. Hargadon
                                     ----------------------------
                                     Name:  Donald C. Hargadon
                                     Title: Assistant Vice President